UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D. C. 20549

                                FORM 8-K

                             CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report(Date of earliest event reported)  September 30, 2010
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                               J.W. Mays, Inc.
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            (Exact name of registrant as specified in its charter)


           New York                1-3647               11-1059070
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(State or other jurisdiction     (Commission         (I.R.S. Employer
      of incorporation)          File Number)       Identification No.)


          9 Bond Street,  Brooklyn,  New York          11201-5805
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        (Address of principal executive offices)       (Zip Code)


     Registrant's telephone number, including area code  718-624-7400
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        (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425
      under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12
      under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


                                                 This Report Contains 3 Pages.
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
Item 5.02 Departure of Directors or Certain Officers;
          Election of Directors: Appointment of Certain Officers;
          Compensatory Arrangements of Certain Officers

Mr. Lance Myers resigned his position as a director of our Company, effective as of September 30, 2010. There were no disagreements between Mr. Myers and our Company regarding the operation, policies or practices of our Company.






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


                              SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                         J. W. MAYS, INC.
                                                    ---------------------------
                                                           (Registrant)



Dated:   September 30, 2010                          By:  Mark Greenblatt
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                                                    Mark Greenblatt
                                                    Vice President
                                                    Principal Financial Officer


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